Accounts Receivable, Net	6 Months Ended
Mar. 31, 2026
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 3 — ACCOUNTS RECEIVABLE, NET

Accounts receivable consists of the following:

	As of
	March 31, 2026	September 30, 2025
	(Unaudited)
Accounts receivable	$14,974,852	$13,026,331
Less: allowance for credit loss	(18,797)	(18,214)
Accounts receivable, net	$14,956,055	$13,008,117

The Company’s accounts receivable primarily include the balance due from customers when the Company’s pharmaceutical products are sold and delivered to customers. As of the date of this report, approximately 38.0%, or $5.7 million, of the Company’s net accounts receivable balance as of March 31, 2026 has been subsequently collected.

Allowance for credit loss movement is as follows:

	As of
	March 31, 2026	September 30, 2025
	(Unaudited)
Beginning balance	$18,214	$135,082
Reversal of allowance for credit loss	-	(113,454)
Foreign currency translation adjustments	583	(3,414)
Ending balance	$18,797	$18,214